UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No._____)

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Red Mountain Resources, Inc.
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RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 9, 2014

To the Shareholders of Red Mountain Resources, Inc.:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Red Mountain Resources, Inc., a Texas corporation (the “Company”), will be held at the Company’s offices located at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201 on December 9, 2014, at 10:00 a.m., local time, for the following purposes:

(1)	To elect five directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.
(2)	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.
(3)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

The Company’s board of directors has fixed the close of business on October 21, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

You are encouraged to attend the annual meeting. Whether or not you expect to attend, we urge you to vote by proxy pursuant to the instructions set forth herein as soon as possible. If you are the beneficial owner of shares held in street name in an account at a brokerage firm, bank or other nominee holder, you should follow the directions provided by that organization regarding how to instruct the organization to vote your shares. If your shares are held in street name and you wish to vote your shares in person at the annual meeting, you must obtain a valid legal proxy from your broker, bank or other nominee holder.

By Order of the Board of Directors

Alan W. Barksdale
Chairman of the Board

Dallas, Texas
October 28, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 9, 2014: This notice, the proxy statement, a proxy card and the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2014 are available at www.proxyvote.com.

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RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

PROXY STATEMENT

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Red Mountain Resources, Inc., a Texas corporation (the “Company,” “Red Mountain,” “we,” “us” or “our”), from the holders of outstanding shares of our common stock for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on December 9, 2014, at 10:00 a.m., local time, at the Company’s principal executive offices located at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201, and any adjournments or postponements thereof.

This proxy statement along with the accompanying notice of annual meeting, our annual report on Form 10-K for the fiscal year ended June 30, 2014 and a form of proxy card are being mailed on or about October 29, 2014 to shareholders of record on October 21, 2014 (the “Record Date”). We are bearing all costs of this solicitation.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

The following are some of the questions you, as a shareholder, may have about these proxy materials and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this proxy statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to carefully read this entire proxy statement prior to making any decision on whether to grant, withhold or revoke any proxy.

Why am I receiving these proxy materials?

We have made these materials available to our shareholders of common stock of record on the Record Date in connection with the Board’s solicitation of proxies for use at the Annual Meeting to be held on December 9, 2014. Our records indicate that you were a shareholder of record of common stock on the Record Date.

What is included in the proxy materials?

These materials include:

•	This proxy statement along with the accompanying notice of annual meeting;
•	The Company’s annual report on Form 10-K for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2014; and
•	A proxy card with voting instructions for the Annual Meeting.

What items will be voted on at the Annual Meeting?

The following proposals will be presented for shareholder consideration and voting at the Annual Meeting:

(1)	To elect five directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.
(2)	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.
(3)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

(1)	FOR the election of each nominee for director.
(2)	FOR the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

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What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxies by our Board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our Board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of each nominee for director (Proposal 1) and FOR the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 (Proposal 2).

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record of common stock at the close of business on the Record Date will be entitled to vote by proxy or attend and vote in person at the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, we had issued and outstanding of record 14,790,209 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the Record Date. Holders of our 10% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) are not entitled to vote at the Annual Meeting.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Some of our shareholders hold their shares in street name – that is, such shareholders hold their shares through an account at a brokerage firm, bank or other nominee holder, rather than holding shares in their own names. As summarized below, there are some differences in the voting procedures applicable to you if your shares are held in street name.

Shareholder of Record. If on the Record Date, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered a shareholder of record with respect to those shares, and we sent the proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by voting by proxy. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions set forth herein to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name. If on the Record Date, your shares were held in street name in an account at a brokerage firm, bank or other nominee holder, then you are considered the beneficial owner of the shares and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the organization on how to vote the shares held in your account. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

What is a broker non-vote?

Under applicable rules of national securities exchanges, brokers generally may, in the absence of instructions from the beneficial owner, vote shares held in street name as to any “routine” matter. However, in the absence of instructions from the beneficial owners, brokers may not vote on any “non-routine” matters, which results in a “broker non-vote.” Broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, but will not be treated as votes cast in favor of or against any of the proposals.

Your broker has discretionary authority to vote your shares with respect to the ratification of Hein & Associates LLP (Proposal 2). Proposal 1 is considered a “non-routine” matter. Accordingly, if you do not give your broker, bank or other nominee holder any instructions on how to vote your shares, a “broker non-vote” will result for Proposal 1.

How do I vote?

If you are a shareholder of record, there are four ways to vote:

•	By Internet. You may vote by proxy via the Internet at the website address provided on the enclosed proxy card.
•	By telephone. You may vote by proxy by calling the toll-free number provided on the enclosed proxy card.
•	By mail. You may vote by proxy by filling out the enclosed proxy card and sending it back in the envelope provided.
•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

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If you are a beneficial owner of shares held in street name, you should follow the directions provided by your broker, bank or other nominee holder regarding how to instruct such organization to vote your shares. If your shares are held in street name, you will not be able to vote in person at the Annual Meeting unless you obtain a valid legal proxy from such organization.

Can I change my vote after I have voted?

If you are a shareholder of record, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. Proxies may be revoked by:

•	delivering a written revocation of the proxy to the Company’s corporate secretary before the Annual Meeting at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201;
•	submitting a later-dated proxy by mail or by voting over the Internet or by telephone; or
•	appearing at the Annual Meeting and voting in person.

Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. You must vote in person in order to revoke your proxy.

If you are a beneficial owner of shares held in street name, you may revoke your voting instructions only by following the directions received from your broker, bank or other nominee holder describing how to change your instructions.

What is a quorum?

A quorum is the minimum number of shares that must be present in order to transact business at the Annual Meeting. A majority of the shares of our common stock entitled to vote, represented in person or by proxy, shall constitute a quorum. Your stock will be counted towards the quorum if you submit a valid proxy (or, if you are the beneficial owner of shares held in street name, a valid proxy is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are required to adopt the Annual Meeting proposals?

If a quorum is present at the meeting as determined in the manner explained above, then the required votes for each proposal are as follows:

•	For Proposal 1, directors are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote on the election of directors at the Annual Meeting. There are no cumulative voting rights. Broker-non votes and abstentions will not count as votes in favor of or against any nominee and, accordingly, will have no effect on the vote total for the proposal.
•	Proposal 2 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal. Broker non-votes and abstentions, if any, will not count as votes cast in favor of or against such matters and, accordingly, will have no effect on the outcome of the vote.

How can I attend the Annual Meeting?

Only shareholders of record of common stock at the close of business on the Record Date, their proxy holders and our invited guests may attend the Annual Meeting and any adjournments or postponements thereof. If you plan to attend, please mark the appropriate box on your proxy card and return it to us promptly. In order to be admitted to the Annual Meeting, please bring identification and, if you hold shares in street name, your bank or broker statement showing your beneficial ownership of our common stock on the Record Date. If your shares are held in street name and you wish to vote your shares in person at the Annual Meeting, you must obtain a valid legal proxy from your bank, broker or other nominee holder.

Who is bearing the costs of this proxy solicitation?

The Company will bear the costs of soliciting proxies from its shareholders. Directors, officers and other employees of the Company, not specifically employed for this purpose, may solicit proxies, without additional remuneration therefore, in person or by mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

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Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and in a current report on Form 8-K within four business days after the Annual Meeting.

Who should I call if I have questions about the solicitation?

If you have questions about the Annual Meeting, including questions about the procedures for voting your shares, you should contact:

Red Mountain Resources, Inc.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention: Stephen Evans, Corporate Secretary
Telephone: (214) 871-0400

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is comprised of five directors. Pursuant to our bylaws, our directors serve for one year terms and are subject to annual election by the shareholders. Each director elected at an annual meeting of shareholders holds office until the next annual meeting and until a successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

The Board has nominated Alan W. Barksdale, David M. Heikkinen, Richard Y. Roberts, Paul N. Vassilakos and Frank Yates, Jr. for election at the Annual Meeting. Each of the nominees is currently a member of the Board. The Board expects that each nominee will be able to stand for election and serve on the Board, but should any nominee become unable to serve, or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute candidate nominated by the Board.

Each of the director nominees has provided the Company with the benefit of his experience and service since his appointment to the Board. We believe that the combination of the various qualifications, skills and experiences of our directors contribute to the effectiveness and orderly functioning of our Board and that, individually and as a whole, our directors possess the necessary qualifications to provide effective oversight of our business and quality advice to our management. For more information about the unique qualifications and experience of each nominee, please see the subsection entitled “—Directors and Director Nominees.”

Vote Required

Directors are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote on the election of directors at the Annual Meeting. Broker-non votes and abstentions will not count as votes in favor of or against any nominee and, accordingly, will have no effect on the vote total for the proposal.

Directors and Director Nominees

The following sets forth information about the Company’s directors and director nominees as of October 21, 2014:

Name	Age	Position
Alan W. Barksdale	37	President, Chief Executive Officer and Chairman of the Board of Directors
David M. Heikkinen	43	Director
Richard Y. Roberts	63	Director
Paul N. Vassilakos	38	Director
Frank Yates, Jr.	58	Director

Alan W. Barksdale has been our President, Chief Executive Officer and Chairman of the Board since June 2011 and served as our Interim Acting Chief Financial Officer from June 2011 to August 2011. Mr. Barksdale has also served as President of Black Rock Capital, Inc., our wholly owned subsidiary (“Black Rock”), since its inception. Mr. Barksdale has also been the owner and president of StoneStreet Group, Inc. (“StoneStreet”) and president and manager of StoneStreet Operating Company, LLC (“StoneStreet Operating”), advisory and management services and merchant banking firms, since 2008. Mr. Barksdale has also been the president of AWB Enterprises, Inc., a holding company that owns a percentage of StoneStreet Operating, since November 2011. From January 2004 to April 2010, Mr. Barksdale served as a director in the Capital Markets Group of Crews & Associates, an investment banking firm. From August 2003 to October 2003, Mr. Barksdale served as an investment banker at Stephens Inc., an investment banking firm. From 2002 to 2003, Mr. Barksdale was an investment banker at Crews & Associates. Mr. Barksdale has served as the Non-Executive Chairman of the Board for Cross Border Resources, Inc. (“Cross Border”), an oil and gas exploration company and majority owned subsidiary of the Company, since May 2012. We believe that Mr. Barksdale’s experience in operating, managing, financing and investing in more than 200 wells in Louisiana, New Mexico and Texas, combined with his over ten years of capital markets experience and contacts and relationships, provides our Board with management and operational direction.

David M. Heikkinen has been a director since April 2013. Mr. Heikkinen has served as the Chief Executive Officer of Heikkinen Energy Advisors, LLC, an institutional equity research and investment advisory firm, since he founded it in July 2012. From December 2005 to February 2012, Mr. Heikkinen served as Head of Exploration and Production Research for Tudor, Pickering, Holt & Co., an integrated energy investment and merchant bank, providing advice and services to institutional and corporate clients. From February 2000 to December 2005, Mr. Heikkinen served as the Exploration and Production Analyst for Capital One Southcoast, Inc., an energy investment banking boutique. From January 1994 to February 2000, Mr. Heikkinen held various engineering roles with Shell Offshore Inc. and Shell International Exploration and Production. In addition, Mr. Heikkinen has served as a director of Taos Resources, a Houston-based oil and gas exploration and production company, since July 2013. We believe our Board benefits from Mr. Heikkinen’s extensive capital markets experience in the oil and gas industry.

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Richard Y. Roberts has been a director since October 2011. Mr. Roberts co-founded a regulatory and legislative consulting firm, Roberts, Raheb & Gradler LLC, in March 2006. He was a partner with Thelen Reid & Priest LLP, a national law firm, from January 1997 to March 2006. From August 1995 to January 1997, Mr. Roberts was a consultant at Princeton Venture Research, Inc., a private consulting firm. From 1990 to 1995, Mr. Roberts was a commissioner of the SEC. Mr. Roberts is currently a director of Cullen Agricultural Holding Corp. (“CAH”). CAH is a development stage agricultural company which was formed in connection with the business combination between Triplecrown Acquisition Corp. and Cullen Agricultural Technologies, Inc. in October 2009. He was a director of Nyfix, Inc. from September 2005 to December 2009 and Triplecrown Acquisition Corp. from June 2007 to October 2009. Mr. Roberts’ experience at the SEC, and his experience as a director of other public companies, as well as his professional contacts and relationships, provides our Board with necessary insight into the requirements and needs of an emerging public company.

Paul N. Vassilakos has been a director since October 2011. Mr. Vassilakos also previously served as our interim President and Chief Executive Officer from February 2011 to March 2011. From November 2011 through February 2012, Mr. Vassilakos served as Chief Executive Officer, Chief Financial Officer and director of Soton Holdings Group, Inc., a publicly held company now known as Rio Bravo Oil, Inc. Mr. Vassilakos has been the assistant treasurer of CAH since October 2009 and the Chief Executive Officer and a director of CAH since November 2013. In July 2007, Mr. Vassilakos founded Petrina Advisors, Inc., a privately held advisory firm providing investment banking services, and has served as its president since its formation. Mr. Vassilakos also founded and, since December 2006, serves as the vice president of Petrina Properties Ltd., a privately held real estate holding company. From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. Mr. Vassilakos has also served on the board of directors of Cross Border since May 2012. Mr. Vassilakos brings extensive public company and capital markets experience, as well as his professional contacts and experience, to our Board.

Frank Yates, Jr. has been a director since June 2014. Mr. Yates has been Manager of Yates Industries, LLC, a single member investment company, since 1999 and has served as Chairman of the Board of Taos Resources, a Houston-based oil and gas exploration and production company, since June 2013. From 1992 to 2007, he served as Vice President and, in 2007 and 2008, as President of Yates Petroleum Corporation, an independent oil and gas exploration and production company producing over 50,000 barrels of oil equivalent per day. From 1986 to September 2009, he served as President of MYCO Industries, Inc., associated with Yates Petroleum Corp in the oil and gas industry.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR NOMINEE
FOR ELECTION TO THE BOARD.

Director Independence

The standards relied upon by the Board in determining whether a director is “independent” are those set forth in the rules of the NASDAQ Capital Market. The corporate governance rules of the NASDAQ Capital Market require that a majority of the Board consist of directors who are “independent” of us. The Board has determined each of Messrs. Heikkinen, Roberts, Vassilakos and Yates qualify as “independent” under the NASDAQ standards for determining independence under the corporate governance rules of the NASDAQ Capital Market.

Board Committees

On July 21, 2014, the Board established an audit committee, compensation committee and nominating and corporate governance committee. The written charter for each committee and our code of conduct and ethics are posted and available on our website at www.redmountainresources.com. Shareholders may request copies of these corporate governance documents, free of charge, by writing to our Corporate Secretary at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201.

Previously, we did not have separate standing audit, compensation or nominating and corporate governance committees. Our Board performed the functions of our audit, compensation and nominating and corporate governance committees during fiscal 2014.

Audit Committee Functions

The audit committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of our financial statements. The audit committee is also directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors, including the resolution of disagreements between management and the auditors regarding financial reporting. Additionally, the audit committee approves all related-party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K. The audit committee currently consists of Mr. Heikkinen, who acts as chair, Mr. Vassilakos and Mr. Yates. All members of the audit committee have been determined to be financially literate and to meet the appropriate NASDAQ and SEC standards for independence. The Board has determined that each of Messrs. Heikkinen and Vassilakos is an “audit committee financial expert” in accordance with SEC rules.

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Compensation Committee Functions

The compensation committee is responsible for, among other things, annually reviewing and recommending to the Board the salaries and other compensation of our executive officers, including our Chief Executive Officer. The compensation committee is also responsible for reviewing and recommending to the Board the compensation of our non-employee directors and overseeing regulatory compliance with respect to compensation matters. The compensation committee also produces annual reports on executive compensation for inclusion in our proxy statement. The compensation committee currently consists of Mr. Roberts, who acts as chair, and Mr. Heikkinen. All members of the compensation committee have been determined to meet the appropriate NASDAQ standards for independence.

Nominating and Corporate Governance Committee Functions

The nominating and corporate governance committee is responsible for, among other things, evaluating and recommending to the Board qualified nominees for election as directors and qualified directors for committee membership, as well as developing and recommending to the Board corporate governance principles applicable to the Company. The nominating and corporate governance committee currently consists of Mr. Vassilakos, who acts as chair, and Mr. Roberts. All members of the nominating and corporate governance committee have been determined to meet the appropriate NASDAQ standards for independence.

The nominating and corporate governance committee identifies individuals qualified to become members of the Board and recommend candidates to the Board to fill new or vacant positions. Except as may be required by rules promulgated by NASDAQ or the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. In recommending candidates, the nominating and corporate governance committee considers such factors as it deems appropriate, including possible conflicts of interest.

Board and Committee Meetings

Our Board met seven times during the fiscal year ended June 30, 2014. During fiscal 2014, each director attended 75% or more of the aggregate number of meetings held by our Board, except Mr. Yates who was appointed to the Board in June 2014. The Board’s independent directors did not meet separately from the Board meetings that were held during fiscal 2014, but performed the necessary functions as audit, nominating and compensation committees during these meetings as necessary.

We do not have a formal policy respecting attendance by our Board at annual meetings of the shareholders. However, we attempt to schedule our annual meetings so that all of our directors can attend and encourage them to do so. All of the then-current members of our Board attended the Company’s 2013 Annual Meeting of Shareholders.

Board Leadership Structure and Role in Risk Oversight

Mr. Barksdale serves both as our Chief Executive Officer and Chairman of the Board. At this time, our Board believes that the Company is best served by having one person serve as both chief executive officer and the chairman because this structure provides unified leadership and direction. Given Mr. Barksdale’s extensive experience in operating, managing, financing and investing in oil and natural gas wells and his capital markets experience, Mr. Barksdale is uniquely situated to provide day-to-day operational guidance, as well as broader strategic and management direction for the Company. His knowledge of the Company’s daily operations as Chief Executive Officer ensures that key business issues are brought to our Board’s attention and prioritized as appropriate for the Company’s success. Our Board has not appointed a lead independent director.

Our Board’s role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operational, financial, legal and regulatory and strategic and reputational risks. In connection with its review of the operations of our business and corporate functions, our Board considers and addresses the primary risks associated with those functions. Our Board regularly engages in discussions of the most significant risks that we are facing and how we manage these risks.

Director Nomination Policy

We have a nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the Board by the nominating and corporate governance committee for selection.

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The nominating and corporate governance committee will consider all proposed nominees for the Board, including those put forward by shareholders. Shareholder nominations should be addressed to the nominating and corporate governance committee in care of Stephen Evans, Corporate Secretary, at the address appearing on the first page of this proxy statement. The nominating and corporate governance committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current Board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Board and the nominating and corporate governance committee aim to assemble a diverse group of Board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board. The Board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the Board or one of its committees.

Code of Ethics

Our Board has adopted a code of conduct and ethics that applies to our directors, officers, and employees. A copy of our code of conduct and ethics is available on our website at www.redmountainresources.com/investor-information under the “Governance” heading. We intend to post any amendments to, or waivers from, our code of conduct and ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer on our website at www.redmountainresources.com/investor-information.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of Forms 3, 4 and 5 furnished to us as required under the rules of the Exchange Act and representations to us from our executive officers and directors, we have no knowledge of any failure to report on a timely basis any transaction required to be disclosed under Section 16(a) during fiscal 2014, except (i) an untimely Form 3 filed on June 24, 2014 by Frank Yates, Jr. for his initial statement of beneficial ownership of our common stock on June 11, 2014, (ii) an untimely Form 3 for Sophia Company, Inc.’s direct and Blue Jays Stiftung’s indirect initial statement of beneficial ownership of our common stock, and (iii) two untimely Form 4s for Sophia Company, Inc.’s direct and Blue Jays Stiftung’s indirect acquisitions of beneficial ownership of shares of our common stock and their exchange of shares of our Series A Preferred Stock for shares of our common stock.

Shareholder Board Nominee Recommendations and Other Board Communications

Shareholders and other interested parties may send written communications to the Board, or any of the individual directors, c/o Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and submitted to the Board or the individual directors, as applicable, on a periodic basis. The independent directors will consider all shareholder Board nominee recommendations presented to them in writing provided that such nominee recommendations are received by the independent directors no later than the first day of the first quarter of the Company’s fiscal year for consideration for nomination by the independent directors at the following annual shareholders meeting.

Report of the Audit Committee

The audit committee has:

•	Reviewed and discussed the audited financial statements with management;
•	Discussed with the independent auditors of the Company the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” that includes, among other items, matters related to the conduct and the results of the audit of the Company’s consolidated financial statements; and
•	Received and reviewed written disclosures and letters from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent auditor’s communications with the Board concerning independence, and discussions with the auditors regarding their independence.

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Based on the above-mentioned reviews and discussions with management and the independent auditors, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report Form 10-K for the fiscal year ended June 30, 2014 for filing with the Securities and Exchange Commission.

Audit Committee:

David M. Heikkinen, Chair
Paul N. Vassilakos
Frank Yates, Jr.

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Executive Officers

The Company’s executive officers are appointed by the Board and hold office until their successors are chosen and qualify. The following table and text sets forth certain information with respect to the Company’s executive officers as of October 21, 2014, other than Mr. Barksdale, whose information is set forth above under “—Directors and Director Nominees”:

Name	Age	Position
Hilda D. Kouvelis	51	Chief Accounting Officer and Executive Vice President

Hilda D. Kouvelis has served as our Chief Accounting Officer since February 2012 and was appointed Executive Vice President in July 2012. Ms. Kouvelis has more than 25 years of industry accounting and finance experience. From January 2005 until June 2011, she was employed with TransAtlantic Petroleum Ltd., an international oil and natural gas company engaged in the acquisition, exploration, development and production of oil and natural gas, serving as its Chief Financial Officer from January 2007 until April 2011 and as its Vice President from May 2007 to April 2011. She also served as its controller from January 2005 to January 2007. Prior to joining TransAtlantic Petroleum, Ms. Kouvelis served as Controller for Ascent Energy, Inc. from 2001 to 2004 and as Financial Controller for the international operations at the headquarters of PetroFina, S.A. in Brussels, Belgium from 1998 through 2000.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

This section contains a discussion of the material elements of the Company’s executive compensation for fiscal 2014 for: (i) its President and Chief Executive Officer, Alan W. Barksdale, (ii) its former Chief Financial Officer, Michael R. Uffman, (iii) its Chief Accounting Officer and Executive Vice President, Hilda D. Kouvelis, and (iv) its other executive officer as of June 30, 2014, Tommy W. Folsom (collectively, the “named executive officers”).

Executive Compensation Overview

The Board was responsible for executive compensation for fiscal 2014. The Board did not have a formal, annual compensation review process. Rather, the Board made compensation decisions on an as needed basis. The Company’s President and Chief Executive Officer had significant influence on compensation decisions for the named executive officers, other than himself.

The Company’s executive compensation decisions are intended to attract, motivate and retain talented executives. At this stage of the Company’s development, executive compensation is not tied to specific financial performance metrics and primarily consists of base salary.

For fiscal 2014, the Board did not retain a compensation consultant nor prepare a benchmarking report in connection with base salary determinations. Rather, the Board relied on its experience and business judgment to set base salaries at amounts that it believes are competitive for similarly situated executives in the industry.

Elements of Executive Compensation

Other than a guaranteed bonus awarded to Mr. Folsom, the Company’s fiscal 2014 compensation program consisted entirely of base salary.

Pursuant to Mr. Folsom’s employment agreement, he received a minimum annual bonus of $250,000, which he could elect to receive in cash, shares of common stock or stock options. In August 2014, Mr. Folsom elected to receive all of his bonus for fiscal 2014 in cash, which was paid in September 2014. The Company did not change Mr. Folsom’s base salary in fiscal 2014.

The Board did not change the base salaries of Mr. Barksdale, Ms. Kouvelis or Mr. Uffman in fiscal 2014.

Other Benefits

The Company provides its named executive officers with customary, broad-based benefits that are provided to all of its employees. The Company pays insurance premiums on behalf of each of its employees, including the named executive officers, for life insurance policies pursuant to which the employee is entitled to life insurance equal to one year’s salary. The Company also provides its named executive officers with certain perquisites that are not a material element of their executive compensation.

Share Ownership

The Company has not adopted formal stock ownership guidelines for its named executive officers, but the Company believes that named executive officers owning shares helps align their interests with those of long-term shareholders. As of October 21, 2014, Mr. Barksdale beneficially owned approximately 7.4% of the Company’s common stock.

Shareholder Advisory Vote

The Company’s shareholders voted on an advisory basis on executive compensation at the Company’s 2013 Annual Meeting of Shareholders. Of those shareholders voting, on an advisory basis, for or against the proposal, more than 99% voted to approve the Company’s executive compensation. The Board believes this affirms shareholders’ support of its approach to executive compensation, and the Board did not change its approach in fiscal 2014. The compensation committee will consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

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Process of Determining Compensation for Fiscal 2015

On July 21, 2014, the Board established a compensation committee. For fiscal 2015, the Company’s compensation committee will determine executive compensation. The Company’s chairman and other members of the Board may also participate in compensation committee meetings to provide their evaluation of the performance of the Company’s executive officers and their contributions to the Company’s business strategy, and the Company’s chief executive officer provides compensation recommendations as to executive officers other than himself. Management plays a significant role in this process, through evaluating employee performance, recommending compensation and preparing meeting information for use in compensation committee meetings. Although the compensation committee has not retained a compensation consultant, it may do so in the future.

Compensation Committee Interlocks and Insider Participation

During fiscal 2014, the Company did not have a compensation committee or other Board committee that performed equivalent functions. The Board was primarily responsible for overseeing the Company’s compensation and employee benefit plans and practices during fiscal 2014. No officer or employee of the Company (other than its President and Chief Executive Officer who is also a director of the Company), nor any former officer of the Company (other than Mr. Vassilakos, the Company’s former interim President and Chief Executive Officer), participated in deliberations of the Board concerning executive compensation. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Board.

Compensation Committee Report on Executive Compensation

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:
Richard Y. Roberts, Chair David M. Heikkinen

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FISCAL 2014, 2013 AND 2012 SUMMARY COMPENSATION TABLE

On July 17, 2013, our Board approved a change in our fiscal year end from May 31 to June 30, effective as of June 30, 2013, which resulted in a one month transition period ended June 30, 2013. The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended May 31, 2012 and 2013 and June 30, 2014, and the one month transition period ended June 30, 2013.

For fiscal 2014, our named executive officers consist of: (i) our President and Chief Executive Officer, (ii) our former Executive Vice President and Director of Exploration and Production of our wholly owned subsidiary, RMR Operating, LLC (“RMR Operating”), (iii) our Chief Accounting Officer and Executive Vice President and (iv) our former Chief Financial Officer. We do not have any other executive officers.

Name and Principal Position	Period Ended	Salary ($)	Bonus ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Alan W. Barksdale (1) President and Chief Executive Officer	June 30, 2014	300,000	—		—		30,000	(2)	330,000
	June 30, 2013	25,000	—		—		1,500		26,500
	May 31, 2013	300,000	—		—		24,000	(2)(3)	324,000
	May 31, 2012	286,667	—		—		23,267	(3)	309,934

Tommy W. Folsom (4) Former Executive Vice President and Director of Exploration and Production of RMR Operating	June 30, 2014	240,000	200,000		—		11,490	(6)	501,490
	June 30, 2013	20,000	—		—		—		20,000
	May 31, 2013	240,000	200,000		50,000	(5)	13,800	(6)	503,800
	May 31, 2012	170,000	230,000	(7)	125,000	(5)	11,400	(6)	536,400

Hilda D. Kouvelis (8) Chief Accounting Officer and Executive Vice President	June 30, 2014	200,000	20,000		—		—		220,000
	June 30, 2013	16,667	—		—		—		16,667
	May 31, 2013	195,985	—		—		—		195,985
	May 31, 2012	56,667	—		—		—		56,667

Michael R. Uffman (9) Former Chief Financial Officer	June 30, 2014	158,336	20,000		—		—		178,336
	June 30, 2013	16,667	—		—		—		16,667
	May 31, 2013	100,000	—		—		—		100,000
	May 31, 2012	—	—		—		—		—

_______________

(1)	Mr. Barksdale has served as Chief Executive Officer since June 22, 2011 and as President since July 25, 2012. From June 22, 2011 to August 8, 2011, Mr. Barksdale also served as Interim Acting Chief Financial Officer.
(2)	Includes $12,000 for fiscal 2014 and $6,000 for fiscal 2013 received from Cross Border, a subsidiary of the Company, for services as a director of Cross Border.
(3)	Includes allowances for a car and cell phone.
(4)	Mr. Folsom served as our Executive Vice President and Director of Exploration and Production from September 2011 until August 2012 and served as RMR Operating’s Executive Vice President and Director of Exploration and Production from August 2012 to October 2014.
(5)	This award has not been issued as of October 27, 2014. The amounts shown were not actually paid. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of the stock options awarded. These values were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation.
(6)	Consists of allowances for car, cell phone and mobile home parking paid to Enerstar Resources O&G, LLC (“Enerstar”).
(7)	Includes a $100,000 signing bonus.
(8)	Ms. Kouvelis has served as our Chief Accounting Officer and Executive Vice President since February 7, 2012.
(9)	Mr. Uffman served as our Chief Financial Officer from November 30, 2012 to April 11, 2014.

Employment Agreements

Mr. Folsom entered into an employment agreement with us effective September 14, 2011, as amended July 27, 2012. Under the agreement, as amended, Mr. Folsom served as Executive Vice President and Director of Exploration and Production of RMR Operating. Under the agreement, Mr. Folsom was entitled to a base salary of $20,000 per month and an annual performance bonus. The performance bonus was to be determined based upon objectives determined annually by our Board, but was not to be less than $250,000 per year (pro-rated for any partial year). The performance bonus was payable in cash, shares of the Company’s common stock, stock options or a combination thereof as determined by Mr. Folsom. The performance objectives for the performance bonus were not determined prior to Mr. Folsom’s termination of employment, and his bonus was paid at $250,000 per year.

Pursuant to the employment agreement, Mr. Folsom was entitled to receive additional equity grants in the discretion of our Board on the same basis as other similarly situated senior executives. We were required to provide Mr. Folsom with disability, accident, medical, life and hospitalization insurance, as well as other benefits provided to similarly situated senior executives. In lieu of these benefits, Mr. Folsom was entitled to elect to receive a lump sum payment for such benefits not to exceed 7% of his salary. Mr. Folsom was also entitled to either a vehicle provided by us plus reimbursement for the cost of fuel, maintenance and insurance, or a $1,000 per month vehicle allowance plus reimbursement for the cost of fuel. If Mr. Folsom’s employment was terminated by us without “cause” or by Mr. Folsom for “good reason” (as each term is defined below), he would be entitled to receive a lump sum payment equal to the lesser of three months of his base salary or the base salary for the remainder of the term of the agreement. If the agreement was terminated upon Mr. Folsom’s death or total disability, we would be required to pay Mr. Folsom or his estate the greater of any death or long-term disability payment, as applicable, due under any plan or policy, or the amount of the minimum annual performance bonus that would have been paid to Mr. Folsom for the remainder of the term of the agreement. Under the agreement, Mr. Folsom is prohibited from disclosing any of our proprietary or confidential information. Mr. Folsom’s employment was terminated in October 2014.

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Ms. Kouvelis entered into an employment agreement with us effective February 1, 2012. Under the agreement, Ms. Kouvelis serves as our Chief Accounting Officer. The agreement provides for Ms. Kouvelis to receive a base salary of $170,000 per year. On July 25, 2012, the Board appointed Ms. Kouvelis as Executive Vice President of the Company and its subsidiaries and on July 27, 2012, her employment agreement was amended to increase to her base salary to $200,000. Pursuant to the employment agreement, Ms. Kouvelis is entitled to receive an annual performance bonus based on performance objectives and parameters to be determined by the Board. The performance bonus is payable in cash, shares of our common stock, or a combination thereof as determined by the Board. Ms. Kouvelis is also entitled to receive an initial stock option grant in an amount to be determined by the Board with a value of not less than $42,500. As of October 27, 2014, neither the performance objectives and parameters nor the size of the initial stock option grant had been determined. The Company expects to issue the initial stock option grant during fiscal 2015. Pursuant to the employment agreement, Ms. Kouvelis is entitled to receive additional equity grants in the discretion of our Board on the same basis as other similarly situated senior executives. We are required to provide Ms. Kouvelis with disability, accident, medical, life and hospitalization insurance, as well as other benefits provided to similarly situated senior executives. If Ms. Kouvelis is terminated by us without “cause” or by Ms. Kouvelis for “good reason” (as each term is defined below), she will be entitled to receive a lump sum payment equal to the lesser of six months of her base salary or the base salary for the remainder of the term. Under the agreement, Ms. Kouvelis is prohibited from disclosing confidential information about us and she has agreed not to compete with us during the term of her employment and for six months thereafter. The agreement expires on January 31, 2015.

“Cause” in Mr. Folsom and Ms. Kouvelis’ employment agreements is defined as the conviction by the executive of any felony or crime involving moral turpitude, the executive’s willful and intentional failure or refusal to follow instructions of the Board, a material breach in the performance of the executive’s obligations under the agreement, the executive’s violation of any of our written policies if the executive knows or should know such action constitutes a violation thereof, or the executive’s act of misappropriation, embezzlement, intentional fraud or similar conduct, or other dishonest conduct in his or her relations with us. “Good reason” in each of the employment agreements is defined as a material reduction in the executive’s salary or benefits or duties, authority or responsibilities (and the Company’s failure to cure such circumstances within no less than 10 days of the Company receiving written notice from the executive of the obligation to do so), the relocation of the executive’s work location to a location more than 50 miles from the executive’s current location, or the failure of a successor to assume and perform under the agreement.

Long-Term Incentive Plan

The Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan (the “Incentive Plan”) provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and dividend equivalent rights, which may be granted singly, in combination, or in tandem. The Incentive Plan is intended to enable the Company to remain competitive and innovative in the Company’s ability to attract, motivate, reward, and retain the services of key employees, certain key contractors, and outside directors. As of June 30, 2014, no awards had been issued under the Incentive Plan, and there were 820,000 shares of common stock available for issuance under the Incentive Plan.

Potential Payments Upon Termination or Change of Control

Set forth below are the amounts that the then-serving named executive officers would have received if specified events had occurred on June 30, 2014.

		Termination Following a	Termination
		Change in	Without Cause or for
		Control	Good Reason	Death		Disability
Name	Payment	($)	($)	($)		($)
Alan W. Barksdale	Cash Severance	—	—	—		—
Tommy W. Folsom	Cash Severance	—	685,000	485,000	(1)	125,500	(2)
Hilda D. Kouvelis	Cash Severance	—	100,000	—		—

_______________

(1)	This amount is net of Company-paid life insurance proceeds of $200,000.
(2)	This amount is net of Company-paid disability insurance proceeds of $559,500.

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Director Compensation

The following is a summary of our director compensation program for the fiscal year ended June 30, 2014:

•	Each non-employee director receives an annual cash fee of $35,000;
•	Each chairman of the audit committee and compensation committee (if any such committees then exist) receives an additional annual cash fee of $10,000 and $5,000, respectively;
•	Each non-employee director receives a cash fee of $1,000 and $500 for each in person Board and committee meeting, respectively, such director participates in; and
•	Each non-employee director annually earns $50,000 to be paid in shares of our common stock at a price equal to the last sales price of our common stock on the OTC Bulletin Board (“OTCBB”) on the date of issuance.

All directors are reimbursed for their costs incurred in attending meetings of the Board or of the committees on which they serve. All cash compensation is paid quarterly within 30 days of the beginning of each quarter. The stock grant is earned annually on June 30th of each year (or the next business day if June 30th is not a business day) and pro-rated for partial service in any given year. The term of office for each director is one year, or until his or her successor is elected at our annual shareholders meeting and qualified.

DIRECTOR COMPENSATION TABLE

The table below reflects compensation paid to non-employee directors for the fiscal year ended June 30, 2014. Mr. Barksdale serves as a director and our President and Chief Executive Officer. As such, information about his compensation is listed in the Fiscal 2014, 2013 and 2012 Summary Compensation Table above. Mr. Barksdale did not receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Randell K. Ford (3)	17,500	25,000	42,500
David M. Heikkinen	35,000	50,000	85,000
Richard Y. Roberts	35,000	50,000	85,000
Paul N. Vassilakos	35,000	50,000	85,000
Frank Yates, Jr. (4)	1,923	2,747	4,670

_______________

(1)	Consists of shares of common stock earned by the directors on June 30, 2014 pursuant to our director compensation program. These stock awards have not been issued as of October 27, 2014. The awards to Messrs. Ford and Yates were pro-rated for partial service during fiscal 2014.
(2)	The amounts shown were not actually paid to the directors. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of the shares of common stock awarded to each of them in fiscal 2014. These values were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation.
(3)	Mr. Ford passed away on December 14, 2013.
(4)	Mr. Yates joined the Board on June 11, 2014.

Risk Management Relating to Compensation Policies

Due to the limited nature of compensation that we currently pay, particularly performance-based compensation, we do not believe there are any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 21, 2014 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our named executive officers and directors and (iii) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership (2)(3)		Percentage of Outstanding Common Stock (2)(3)
Alan W. Barksdale	1,102,239	(4)(5)	7.5%
Tommy W. Folsom (6)	7,000		*
Hilda D. Kouvelis	—		—
Michael R. Uffman (7)	—		—
David M. Heikkinen	—		—
Richard Y. Roberts	2,045		*
Paul N. Vassilakos	7,045		*
Frank Yates, Jr.	—		—
All executive officers and directors as a group (8 persons)	1,118,329		7.6%

StoneStreet Group, Inc.
2515 McKinney Ave., Suite 900
Dallas, Texas 75201	1,101,250	(4)(5)	7.4%

Sophia Company Inc.
Sterling House, 16 Wesley Street
Hamilton, HM 11 Bermuda	2,224,863	(8)(9)	14.8%

Blue Jays Stiftung
Landstrasse 99
Postfach 532
FL-9494 Schaan
Liechtenstein	2,224,863	(8)(9)	14.8%
_______________
*	Less than one percent.
(1)	Unless noted otherwise, the address for the above individuals is 2515 McKinney Ave., Suite 900, Dallas, Texas 75201.
(2)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise specified, beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedule 13D and 13G filings with the SEC and reports made directly to the Company. The number of shares shown as beneficially owned includes shares of common stock that may be acquired upon exercise of warrants within 60 days after October 21, 2014. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3)	The percentages indicated are based on 14,790,209 shares of common stock of record outstanding on October 21, 2014. Shares of common stock that may be acquired upon exercise of warrants within 60 days after October 21, 2014 are deemed outstanding for computing the percentage of the person or entity holding such warrants but are not outstanding for computing the percentage of any other person or entity.
(4)	Includes 1,101,250 shares of common stock owned directly by StoneStreet. Alan Barksdale (our President, Chief Executive Officer and Chairman of the Board) is the sole shareholder and president of StoneStreet and may be deemed to beneficially own the shares beneficially owned by StoneStreet. Also includes 989 shares of common stock owned directly by AWB Enterprises, Inc. Alan Barksdale is the sole shareholder of AWB Enterprises, Inc. and may be deemed to beneficially own the shares beneficially owned by AWB Enterprises, Inc.
(5)	Includes 500 warrants exercisable for 1,250 shares of our common stock.
(6)	The address for Mr. Folsom is 2014 Patricia Drive, Carlsbad, New Mexico 88220. Mr. Folsom’s employment was terminated in October 2014.
(7)	The address for Mr. Uffman is 1294 Cyril Avenue, Baton Rouge, Louisiana 70806. Mr. Uffman served as our Chief Financial Officer from November 30, 2012 to April 11, 2014.
(8)	Based on information contained in the Schedule 13G filed with the SEC on October 24, 2014 by Sophia Company Inc. and Blue Jays Stiftung, which indicates that (i) Sophia Company Inc. has sole voting and dispositive power over 2,224,863 shares of our common stock, and (ii) Blue Jays Stiftung has shared voting and dispositive power over 2,224,863 shares of our common stock.
(9)	Includes 88,889 warrants exercisable for 222,222 shares of our common stock.

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RELATED PARTY TRANSACTIONS

The Company entered into an arrangement with R.K. Ford and Associates and Cabal Energy relating to the operations of the Good Chief State #1 and Big Brave State #1 wells, and a contract for drilling services with Western Drilling Inc. on our Madera 24-2H well. At the time, each of these entities were owned or partially owned by Randell K. Ford, our then-current director. Mr. Ford passed away on December 14, 2013. During the fiscal year ended June 30, 2014, the Company paid an aggregate of $2.9 million to these entities for engineering, drilling and completion services.

In addition, the Company was a party to a lease agreement with R.K. Ford and Associates, pursuant to which the Company leased office space in Midland, Texas. During the fiscal year ended June 30, 2014, the Company paid $2,100 to R.K. Ford and Associates pursuant to the lease agreement. The lease agreement expired in July 2013.

The Company entered into a master service agreement with Integrity Well Services LLC (“Integrity”) pursuant to which Integrity provides well services to us. This entity is partially owned by Tommy Folsom, formerly the Executive Vice President and Director of Exploration and Production for RMR Operating, LLC, our subsidiary, and formerly the Executive Vice President and Director of Exploration and Production for us. During fiscal year ended June 30, 2014, the Company paid approximately $313,000 to Integrity pursuant to the master service agreement.

Enerstar, a company owned by Mr. Folsom, owns an overriding royalty interest in our Madera Prospect. During the fiscal year ended June 30, 2014, the Company paid royalties of approximately $15,000 to Enerstar.

In accordance with the Company’s audit committee charter, the audit committee is required to approve all material related party transactions, which are transactions required to be disclosed under Item 404 of SEC Regulation S-K. A related party transaction means a transaction, arrangement or relationship in which the Company is a participant and the amount involved exceeds $120,000, and in which any related person has a direct or indirect material interest. A related party includes (i) a director, director nominee or executive officer of the Company, (ii) a security holder known to be an owner of more than 5% of the Company’s voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

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PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2014 was Hein & Associates LLP (“Hein”). It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Company has selected Hein as the Company’s principal independent registered public accounting firm for the fiscal year ending June 30, 2015. Shareholder ratification of the appointment is not required under the laws of the State of Texas, but the Board has decided to ascertain the position of the shareholders on the appointment. The Company will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Company may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Company feels that such a change would be in the Company’s and its shareholders’ best interests.

Vote Required

Proposal 2 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal. Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2015.

Fees Incurred for Services by Principal Accountant

Aggregate fees for professional services provided to us by Hein, our principal accountant for the fiscal years ended June 30, 2014 and May 31, 2013 were as follows:

	Fiscal Year Ended
	June 30, 2014	May 31, 2013
Audit Fees(1)	$569,635	$492,589
Audit-Related Fees(2)	—	—
Tax Fees(3)	90,123	77,431
All Other Fees	—	—
Total	$659,758	$570,020

_______________

(1)	Audit services billed consisted of the audits of our annual consolidated financial statements and reviews of our quarterly condensed consolidated financial statements.
(2)	Audit-related fees principally include costs incurred related to audit-related work regarding proposed acquisitions.
(3)	Tax fees include tax compliance and tax planning.

Audit Committee Approval

Our Board has adopted a procedure for pre-approval of all fees charged by its independent registered public accounting firm. Under the procedure, the audit committee of our Board approves the engagement letter with respect to auditing services and internal control-related services. Other fees are subject to pre-approval by the audit committee.

Prior to July 21, 2014, we did not have a separately designated audit committee. However, Messrs. Heikkinen, Roberts and Vassilakos, our three independent directors, performed the functions of our audit committee. All of the foregoing services were pre-approved by our independent directors.

In addition, we did not have a formal pre-approval policy prior to July 21, 2014. In accordance with Section 10A(i) of the Exchange Act, before we engaged our independent registered public accounting firm to render audit or non-audit services, our independent directors pre-approved such services.

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SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our Board, and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers, and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

SHAREHOLDERS SHARING AN ADDRESS

Shareholders sharing an address with another shareholder may receive only one set of proxy materials to that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from:

Red Mountain Resources, Inc.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention: Corporate Secretary
Telephone: (214) 871-0400

Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. To be included in the Company’s proxy statement for the 2015 annual meeting of shareholders, proposals from shareholders must be received by the Company no later than June 30, 2015, and must otherwise comply with the requirements of Rule 14a-8.

Any proposal submitted with respect to our 2015 annual meeting of shareholders (including any proposal with respect to the nomination of directors) that is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal no earlier than August 11, 2015 and no later than September 10, 2015. Proposals received after this date will be considered untimely under our bylaws and our proxies will have discretionary voting authority with respect to such proposal, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

Our Board knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy as they may deem appropriate in their judgment.

By Order of the Board of Directors

Alan W. Barksdale, Chairman of the Board

Dallas, Texas
October 28, 2014

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RED MOUNTAIN RESOURCES INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P O BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all of the following nominees:
	☐	☐	☐

1.  Election of Directors
     Nominees

01 Alan W. Barksdale	02 David M. Heikkinen	03 Richard Y. Roberts	04 Paul N. Vassilakos	05 Frank Yates, Jr

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2  To ratify the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015.

NOTE: To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

RED MOUNTAIN RESOURCES, INC.

Annual Meeting of Shareholders

December 9, 2014 at 10:00 AM, local time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Alan W. Barksdale and Hilda Kouvelis, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of RED MOUNTAIN RESOURCES, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, local time, on December 9, 2014, at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side